Exhibit 99.2

Paya and FinTech III Announce Merger Agreement

Leading Integrated Payments Provider to Go Public

Paya Processes Over $30 Billion of Transaction Volume for Over 100,000 Customers

Paya Management to Lead Combined Company

Transaction Includes Commitments for a $250 Million Common Stock Private Placement from a High-Quality Investor Group Including Franklin Templeton and Wellington Management Company LLP

GTCR, a Leading Private Equity Firm, Will Remain the Company’s Largest Stockholder

Investor Call on August 3, 2020 at 9:00 am EDT

ATLANTA, GA, August 3, 2020 – Paya, a leading integrated payments and commerce solution provider, and FinTech Acquisition Corp. III (NASDAQ: FTAC) (“FinTech III”), a special purpose acquisition company, announced today that they have entered into a definitive merger agreement. Upon closing of the transaction, the combined company (the "Company") will operate as Paya and will be listed on NASDAQ under the new symbol PAYA. The transaction reflects an implied enterprise value for the Company of approximately $1.3 billion.

The Paya management team, led by CEO Jeff Hack, will continue to execute the growth strategy of the Company. Paya’s existing majority equity holder GTCR, a leading private equity firm, will remain the Company’s largest stockholder. GTCR is a long-time investor in financial technology and has a successful track-record of supporting fast-growing payments companies in the public markets, including previous investments in VeriFone, Syniverse and Transaction Network Services.

Paya is a leading integrated payments provider, processing over $30 billion for over 100,000 customers. Through its proprietary card and ACH platform, Paya Connect, Paya partners with software providers to deliver vertically tailored payments solutions to business customers in attractive end markets such as B2B goods & services, healthcare, non-profit & faith-based, government & utilities, and education. Paya focuses on end markets where electronic payments acceptance is under-penetrated and where Paya has developed differentiated product and software partnerships.

“We are excited to partner with FinTech III to accelerate our path to becoming a public company and greatly appreciate GTCR’s continued investment and support,” said Paya CEO Jeff Hack. “Paya has a long and proven history of creating differentiated value for software integration partners and their end customers. We have reached this milestone thanks to a terrific roster of software partners, as well as our talented and dedicated Paya colleagues. As a publicly listed company, we will continue to invest in the product innovation and support our software partners rely on to meet the needs of their clients, as well as have access to capital for additional strategic acquisitions,” he continued.

Betsy Z. Cohen, Chairman of the Board of Directors of FinTech III, said, "Integrating payment solutions with software is the fastest growing segment of the payments industry, and Paya is perfectly positioned as the partner of choice for sophisticated software providers and middle market business clients across multiple attractive verticals. Jeff and his team have created innovative solutions that anticipate the needs of the market which provides a clear, strategic vision for accelerating growth at Paya.”

Collin Roche, Managing Director at GTCR commented, “This transaction is another great example of our Leaders StrategyTM approach and its ability to transform businesses in industries we know well like payments.” Aaron Cohen, Managing Director at GTCR added, “Jeff and the leadership team have made the investments in technology and talent to build a differentiated integrated payments platform of scale in attractive end markets, and we are excited to continue supporting Paya in this next chapter of growth.”

Paya Highlights:

●	Leading independent payments platform in growing market

o	Largest independent pure-play provider in the rapidly growing integrated payments space

o	Among highest proportion of card-not-present (CNP) transactions in the industry, comprising 85% of card volume. Scale provider generating $30 billion of electronic payments volume annually

●	Deep expertise in attractive end verticals

o	Focus on markets defined by strong secular tailwinds and low penetration of electronic payments such as B2B, Healthcare, Government & Utilities, and Non-Profit markets

o	Vertically tailored product set built on the best-in-class Paya Connect platform

●	Differentiated distribution model focused on end-to-end payment solutions integrated into software

o	Attractive partnership model defined by high degree of scalability

o	Strong partnerships with extensive network of independent software providers in core verticals

●	Multiple vectors for continued growth

o	Embedded white-space penetration opportunities within installed base of existing partnerships

o	Modular technology infrastructure and broad solution suite built to drive new partnerships in core verticals and expand into attractive adjacencies

o	Proven platform for accretive M&A

●	Attractive financial profile

o	Industry-leading KPIs, including a $200+ average ticket

o	Track-record of historical growth, strong operating leverage and excellent cash flow generation

●	Seasoned and experienced management team

o	Combined 100+ years in payments industry with organizations including JPMorgan Chase, PayPal, First Data, and Vantiv

Transaction Summary

The transaction reflects an implied enterprise value for the Company of approximately $1.3 billion at closing. The cash component of the consideration will be funded by FinTech III’s cash in trust as well as a private placement from various institutional investors, including Franklin Templeton and Wellington Management Company LLP, that will close concurrently with the merger. The balance of the consideration will consist of shares of common stock in the combined company. Existing Paya equity holders have the potential to receive an earnout of additional shares of common stock if certain stock price targets are met as set forth in the definitive merger agreement. Existing Paya equity holders, including GTCR and management, will remain the largest investors by rolling over significant equity into the combined company.

Pursuant to the merger agreement, a newly formed entity, FinTech Acquisition Corp. III Parent Corp., will cause a merger subsidiary to merge with and into FinTech Acquisition Corp. III, resulting in FinTech Acquisition Corp. III Parent Corp. being the new parent company. The seller entities will then contribute and sell certain equity interests to FinTech Acquisition Corp. III Parent Corp. in exchange for the cash and equity consideration described above. Immediately following the closing, FinTech Acquisition Corp. III Parent Corp. will change its name to Paya Holdings Inc.

The merger is expected to close in the fourth quarter, pending FinTech III stockholder and regulatory approval. Additional information about the merger will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov. In addition, FinTech Acquisition Corp. III Parent Corp. intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus of FinTech III, and will file other documents regarding the proposed transaction with the SEC.

Advisors

Evercore is acting as exclusive capital markets and financial advisor to Paya. William Blair is acting as financial advisor to Paya. Kirkland & Ellis LLP is acting as legal counsel to Paya.

Cantor Fitzgerald & Co. and Northland Capital Markets are acting as capital markets advisors to FinTech III. Ledgewood PC is acting as legal counsel to FinTech III.

Morgan Stanley, Evercore and Cantor Fitzgerald & Co. are acting as private placement agents.

Investor Call Details

Monday, August 3, 2020

9:00 am EDT

Participant Operator Assisted Dial-In:

United States Toll/International: +1 470 378 4566
United States Toll-Free: +1 866 887 9210

Event ID: 319197

A telephone replay will be available shortly after the call and can be accessed by dialing:

United States Toll/International: +1 563 607 5050

United States Toll-Free: +1 855 221 8297

Event ID: 319197#

About Paya

Paya is a leading provider of integrated payment and frictionless commerce solutions that help customers accept and make payments, expedite receipt of money, and increase operating efficiencies. The company processes over $30 billion of annual payment volume across credit/debit card, ACH, and check, making it a top 20 provider of payment processing in the US and #6 overall in e-Commerce. Paya serves more than 100,000 customers through over 1,000 key distribution partners focused on targeted, high growth verticals such as healthcare, education, non-profit, government, utilities, manufacturing, and other B2B end markets. The business has built its foundation on offering robust integrations into front-end CRM and back-end accounting systems to enhance customer experience and workflow. Paya is headquartered in Atlanta, GA, with offices in Reston, VA, Fort Walton Beach, FL, Dayton, OH, and Mt. Vernon, OH. For more information about Paya, visit www.paya.com or follow us on Twitter: PayaHQ and LinkedIn: Paya.

About FinTech Acquisition Corp III

FinTech Acquisition Corp. III is a special purpose acquisition company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, with a focus on the financial technology industry. The company raised $345,000,000 in its initial public offering in November 2018 and is listed on the NASDAQ under the symbol “FTAC”.

About GTCR

Founded in 1980, GTCR is a leading private equity firm focused on investing in growth companies in the Financial Services & Technology, Healthcare, Technology, Media & Telecommunications, and Growth Business Services industries.  The Chicago-based firm pioneered The Leaders Strategy™ – finding and partnering with management leaders in core domains to identify, acquire and build market-leading companies through transformational acquisitions and organic growth.  Since its inception, GTCR has invested more than $18 billion in over 200 companies. For more information, please visit www.gtcr.com.

Forward Looking Statements

This document includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of FinTech Acquisition Corp. III, Paya, Inc. or the combined company after completion of the Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement and the proposed business combination contemplated thereby; (2) the inability to complete the transactions contemplated by the Transaction Agreement due to the failure to obtain approval of the stockholders of FinTech Acquisition Corp. III or other conditions to closing in the Transaction Agreement; (3) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Transaction Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Paya, Inc. as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Paya, Inc. may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by FinTech Acquisition Corp. III. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FinTech Acquisition Corp. III and Paya, Inc. undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Use of Non-GAAP Financial Measures

This document includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. FinTech Acquisition Corp. III and Paya, Inc. believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of Paya, Inc. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Additional Information

In connection with the proposed Business Combination between Paya, Inc. and FinTech Acquisition Corp. III, FinTech Acquisition Corp. III intends to file with the SEC a preliminary proxy statement / prospectus and will mail a definitive proxy statement / prospectus and other relevant documentation to FinTech Acquisition Corp. III stockholders. This document does not contain all the information that should be considered concerning the proposed Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the proposed Business Combination. FinTech Acquisition Corp. III stockholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and any amendments thereto, and the definitive proxy statement / prospectus in connection with FinTech Acquisition Corp. III’s solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed Business Combination because these materials will contain important information about Paya, Inc., FinTech Acquisition Corp. III and the proposed transactions. The definitive proxy statement / prospectus will be mailed to FinTech Acquisition Corp. III stockholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Stockholders will also be able to obtain a copy of the preliminary proxy statement / prospectus and the definitive proxy statement / prospectus once they are available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: James J. McEntee, III, President and Chief Financial Officer, FinTech Acquisition Corp. III, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

This document shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination.

Participants in the Solicitation

FinTech Acquisition Corp. III and its directors and officers may be deemed participants in the solicitation of proxies of FinTech Acquisition Corp. III stockholders in connection with the proposed business combination. FinTech Acquisition Corp. III stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FinTech Acquisition Corp. III in FinTech Acquisition Corp. III’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to FinTech Acquisition Corp. III stockholders in connection with the proposed transaction will be set forth in the proxy statement / prospectus for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement / prospectus that FinTech Acquisition Corp. III intends to file with the SEC.

Investor Inquiries

William Maina

646-277-1236

Paya-IR@icrinc.com

Media Inquiries

Jack Murphy

646-677-1834

Paya-PR@icrinc.com